Impairments and Disposal of Assets, Net	12 Months Ended
May 29, 2016
Asset Impairment Charges [Abstract]
Impairments and Disposal of Assets, Net
IMPAIRMENTS AND DISPOSAL OF ASSETS, NET
Impairments and disposal of assets, net, in our accompanying consolidated statements of earnings are comprised of the following:

	Fiscal Year
(in millions)	2016	2015	2014
Restaurant impairments	$9.2	$49.4	$11.5
Disposal gains	(5.9)	(4.2)	(1.9)
Other	2.5	16.9	6.8
Impairments and disposal of assets, net	$5.8	$62.1	$16.4

Restaurant impairments for fiscal 2016 and 2015 were primarily related to underperforming restaurants and restaurant assets involved in individual sale-leaseback transactions. Restaurant impairments for fiscal 2014 were primarily related to underperforming restaurants.
Disposal gains for fiscal 2016 and 2015 were primarily related to the sale of land parcels and sale-leaseback transactions. Disposal gains for fiscal 2014 were primarily related to the sale of land parcels.
Other impairment charges for fiscal 2016 primarily related to a cost-method investment and the expected disposal of excess land parcels adjacent to our corporate headquarters which are held for sale. During fiscal 2015, other impairment charges related to the expected disposal of excess land parcels adjacent to our corporate headquarters, our lobster aquaculture project and a corporate airplane in connection with the closure of our aviation department. Other impairment charges for fiscal 2014 primarily related to a corporate airplane in connection with its expected sale.
Impairment charges were measured based on the amount by which the carrying amount of these assets exceeded their fair value. Fair value is generally determined based on appraisals or sales prices of comparable assets and estimates of discounted future cash flows. These amounts are included in impairments and disposal of assets, net as a component of earnings from continuing operations in the accompanying consolidated statements of earnings.